UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of report

(Date of earliest event reported): May 14, 2013

IMH FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-52611 (Commission File Number)	23-1537126 (I.R.S. Employer Identification Number)

7001 N. Scottsdale Rd., Suite 2050

Scottsdale, Arizona 85253

(Address of principal executive office)

Registrant’s telephone number, including area code: (480) 840-8400

Not applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01 - Financial Statements and Exhibits

This 8-K/A is to file Exhibit 10.1 and related schedules and exhibits, below, in place of the version previously filed with omitted schedules and exhibits.

Exhibit	Description

10.1	Amended and Restated Sedona Agreement dated March 28, 2013. +

+ Portions of this exhibit have been omitted and filed separately with the Securities and Exchange Commission in accordance with a request for confidential treatment pursuant to the Securities Exchange Act of 1934, as amended. The omitted portions of the schedules and exhibits comprise a total of 59 pages.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

IMH FINANCIAL CORPORATION
(Registrant)

By:	/s/ Steven T. Darak
Steven T. Darak
Chief Financial Officer

Date: September 9, 2013

INDEX TO EXHIBITS

Exhibit No.	Description

10.1	Amended and Restated Sedona Agreement dated March 28, 2013. +

+ Portions of this exhibit have been omitted and filed separately with the Securities and Exchange Commission in accordance with a request for confidential treatment pursuant to the Securities Exchange Act of 1934, as amended. The omitted portions of the schedules and exhibits comprise a total of 59 pages.